UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 9, 2004

America Online Latin America, Inc

(Exact name of registrant as specified in its charter)

Delaware	000-31181	65-0963212

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6600 N. Andrews Avenue, Suite 400, Fort Lauderdale, Florida	33309

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 954-689-3000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

On November 9, 2004, America Online Latin America, Inc. (“AOLA”) issued a press release setting forth its financial results for its third quarter ended September 30, 2004. A copy of AOLA’s press release is attached as Exhibit 99.1 to this report. AOLA does not intend for this Item 2.02 or Exhibit 99.1 to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or to be incorporated by reference into filings under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1

Press release issued November 9, 2004 by America Online Latin America, Inc. and furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2004

America Online Latin America, Inc.
By:	/s/ Charles M. Herington
Name: Charles M. Herington
Title: President and Chief Executive Officer

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